MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND II, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1998

MuniHoldings California Insured Fund II, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

DEAR SHAREHOLDER

For the six-month period ended December 31, 1998, the Common Stock of MuniHoldings California Insured Fund II, Inc. earned $0.414 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.33%, based on a month-end per share net asset value of $15.42. Over the same period, the total investment return on the Fund's Common Stock was +6.06%, based on a change in per share net asset value from $14.96 to $15.42, and assuming reinvestment of $0.416 per share ordinary income dividends and $0.022 per share capital gains distributions.

For the six-month period ended December 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.43% for Series A and 3.31% for Series B.

The Municipal Market Environment

During the six months ended December 31, 1998, long-term bond yields generally declined. Modest domestic economic growth coupled with a continued lack of inflationary pressures has allowed bond yields to continue the decline seen for most of 1998. The US Treasury market has also continued to benefit from its "safe-haven" status. The earlier turmoil in foreign markets, especially in Russia and Brazil, remains unresolved. The declines in foreign economies also have led to reduced demand for US exports. This reduction has forced some US manufacturers to scale back production and initiate significant contractions in employment. Concerns that the declines in the US manufacturing sector seen thus far would intensify and spread to the service sector of the US economy led the Federal Reserve Board to lower short-term interest rates in September, October and November. These actions were taken in large part to ensure that US economic growth would remain at least at its current level of growth. During the six months ended December 31, 1998, US Treasury bond yields declined over 50 basis points (0.50%) to end the year at 5.09%. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 10 basis points to end the six-month period at 5.26%.

One of the two principal themes characterizing the municipal bond market for much of the past year has been the significant increase in new municipal bond issuance. Over $285 billion in new long-term tax-exempt bonds were underwritten in 1998, an increase of almost 30% relative to 1997 levels. As tax-exempt bond yields declined in recent years, increasingly lower municipal bond yields were required to refinance existing debt. Consequently, the rate of increase in municipal bond issuance has begun to slow in recent quarters. During the last six months of 1998, nearly $135 billion in new tax-exempt bonds were issued, an increase of nearly 10% as compared to the same period a year earlier. During the three months ended December 31, 1998, $68 billion in new municipal bonds were underwritten, an increase of just over 5% as compared to the quarter ended December 31, 1997. Unless municipal bond yields decline dramatically in 1999, new bond issuance in 1999 seems unlikely to match 1998 levels.

The second and perhaps more striking theme during the past year has been the dramatic underperformance of the municipal bond market. At the end of 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (103%), matching their least expensive level of the year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the safe haven status of US Treasury securities has driven municipal bond yield ratios to their present attractive levels. Should new-issue volume decline or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could be expected to quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggest a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. At this time, it appears that there is little immediate risk of any significant increase in long-term bond yields.

Portfolio Strategy

The Fund's investment strategy remained virtually unchanged during the six-month period ended December 31, 1998. We believed that the slow growth, low inflation economic environment would continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/ demand outlook for municipal bonds would cushion any temporary downward movements in tax-exempt bond prices. Although the domestic economy performed better than we anticipated, inflation continued to decline year-over-year, and interest rates declined. The Fund's constructive posture enabled it to perform well in this declining interest rate environment. We expect to maintain an aggressive investment strategy in response to the positive fundamental and technical conditions that exist for fixed-income markets.

Because of the historically tight credit quality spreads, we continued to favor overweighting the position of the Fund's assets in AAA-insured securities. At December 31, 1998, 96% of the Fund's assets were rated AAA by Standard & Poor's Corp., up from 89% as of June 30, 1998.

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

February 10, 1999


                                     2 & 3

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

PROXY RESULTS

During the six-month period ended December 31, 1998, MuniHoldings California Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Herbert I. London                            9,692,206           87,126
                                         Robert R. Martin                             9,693,900           85,432
                                         Andre F. Perold                              9,693,398           85,934
                                         Arthur Zeikel                                9,688,794           90,538

-----------------------------------------------------------------------------------------------------------------------

                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the Fund's independent
   auditors for the current fiscal year.                                        9,547,269        32,924       199,139
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 1998, MuniHoldings California Insured Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May and Andre F. Perold as follows:
                                         Series A                                       1,920                0
                                         Series B                                       1,920                0

-----------------------------------------------------------------------------------------------------------------------

                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                                 1,920             0            0
                                         Series B                                 1,920             0            0
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P     Moody's   Face                                                                             Value
STATE                Ratings   Ratings  Amount      Issue                                                               (Note 1a)
================================================================================================================================
California--97.6%    NR*       Aaa      $ 6,550     Antioch, California, Public Financing Authority,
                                                    Reassessment Revenue Refunding Bonds, Series A, 5%
                                                    due 9/02/2013 (a)                                                    $ 6,677
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        1,430     California Educational Facilities Authority, Revenue
                                                    Refunding Bonds (Mills College), 5.125% due 9/01/2022 (g)              1,438
                     -----------------------------------------------------------------------------------------------------------
                                                    California HFA, Home Mortgage Revenue Bonds, AMT:
                     AAA       Aaa        3,000       Series B, 5.25% due 2/01/2028 (a)(d)                                 3,011
                     AAA       Aaa        7,500       Series J, 5.55% due 8/01/2028 (g)                                    7,641
                     AAA       Aaa        2,500       Series N, 5.25% due 8/01/2029 (f)                                    2,502
                     -----------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Finance Authority Revenue Bonds:
                     NR*       Aaa        2,500       RITR, Series 26, 6.695% due 6/01/2022 (b)(f)                         2,742
                     A         A2         5,465       Refunding (Catholic Healthcare West), Series A, 5%
                                                      due 7/01/2028                                                        5,253
                     AAA       Aaa        6,370       Refunding (Little Co. of Mary Health Service), 4.50%
                                                      due 10/01/2028 (a)                                                   5,861
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        4,180     California State, Department of Water Resources, Water
                                                    Systems Revenue Refunding Bonds (Central Valley Project),
                                                    Series Q, 5.375% due 12/01/2027 (g)                                    4,328
                     -----------------------------------------------------------------------------------------------------------
                     A1+       VMIG1+       125     California State Economic Development Financing Authority
                                                    Revenue Bonds (California Independent Systems Operator Corp.
                                                    Project), VRDN, Series A, 5% due 4/01/2008 (h)                           125
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,950     California State Public Work Board, Lease Revenue Bonds,
                                                    Department of Corrections, Series A, 5.25% due 1/01/2021 (a)           3,000
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        1,000     California State University and Colleges, Revenue Refunding
                                                    Bonds (Hayward Foundation Inc.-- Auxiliary Organization),
                                                    5.25% due 8/01/2025 (g)                                                1,024
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa       10,130     California State, Veterans Bonds, Refunding, GO, AMT,
                                                    Series BH, 5.50% due 12/01/2024 (f)                                   10,405
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,890     California Statewide Communities Development Authority,
                                                    COP (Huntington East Valley Hospital), 5.40% due 12/01/2027 (a)        3,011
                     -----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                      4 & 5

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (Concluded)                               (in Thousands)

                       S&P     Moody's   Face                                                                             Value
STATE                Ratings   Ratings  Amount      Issue                                                               (Note 1a)
================================================================================================================================
California           AAA       Aaa      $ 5,000     Central Coast, California, Water Authority, Revenue
(concluded)                                         Refunding Bonds (State Water Project (concluded)
                                                    Regional Facilities), Series A, 5% due 10/01/2022 (a)                $ 4,965
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        7,500     Delta County, California, Home Mortgage Finance Authority,
                                                    S/F Mortgage Revenue Refunding Bonds, AMT, Series A, 5.35%
                                                    due 6/01/2024 (e)(g)                                                   7,657
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,505     Folsom Cordova, California, Unified School District, Refunding,
                                                    COP (1998 Financing Project), 5.25% due 3/01/2024 (f)                  2,562
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        3,000     Fremont, California, Unified School District, Alameda County,
                                                    Refunding, GO, 5.25% due 9/01/2019 (g)                                 3,081
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        1,360     Hayward, California, COP (Civic Center Project), 5.25% due
                                                    8/01/2026 (g)                                                          1,390
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        3,850     Irvine, California, Unified School District, Special Tax,
                                                    Community Facilities District Number 86-1, 5.375%
                                                    due 11/01/2020 (a)                                                     4,016
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        2,600     La Quinta, California, Redevelopment Agency, Tax Allocation
                                                    Refunding Bonds (Redevelopment Project Area Number 1), 5.20%
                                                    due 9/01/2028 (a)                                                      2,642
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa       15,875     Los Angeles, California, Convention and Exhibition Center
                                                    Authority, Lease Revenue Bonds, RITR, Series 21, 6.47%
                                                    due 8/15/2018 (b)                                                     16,788
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        3,750     Los Angeles, California, Wastewater System Revenue Bonds,
                                                    Series A, 5% due 6/01/2023 (c)                                         3,724
                     -----------------------------------------------------------------------------------------------------------
                                                    Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Bonds:
                     AAA       Aaa        5,000       RITR, Series 30, 6.22% due 7/01/2023 (a)(b)                          5,159
                     AAA       Aaa        6,250       Refunding, Proposition A, First Tier, Senior Series A,
                                                      5.25% due 7/01/2027 (g)                                              6,386
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,000     Metropolitan Water District, Southern California, Waterworks
                                                    Revenue Insured Bonds, Series C, 5% due 7/01/2027 (g)                  4,962
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        1,080     Monrovia, California, Unified School District, GO, UT,
                                                    Series A, 5.375% due 8/01/2022 (g)                                     1,122
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        6,000     Oakland, California, State Building Authority, Lease
                                                    Revenue Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)        5,958
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa       13,095     Oakland, California, Unified School District, Alameda
                                                    County, Refunding, GO, UT, Series C, 5.50% due 8/01/2019 (c)          13,680
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,000     Olivenhain, California, Municipal Water District, COP,
                                                    Revenue Refunding Bonds (Water Capital Projects), 5.125%
                                                    due 6/01/2028 (c)                                                      5,009
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        6,500     Sacramento, California, Cogeneration Authority, Cogeneration
                                                    Project Revenue Refunding Bonds, 5.20% due 7/01/2021 (g)               6,582
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        6,000     Sacramento, California, Municipal Utility District, Electric
                                                    Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)            6,031
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa       18,805     San Diego, California, Public Facilities Financing Authority,
                                                    Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                19,242
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,540     San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, Special Facilities Lease
                                                    (SFO Fuel Co. LLC), AMT, Series A, 5.25% due 1/01/2022 (a)             5,595
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        9,390     San Jose, California, Improvement Bond Act of 1915, Special
                                                    Assessment Refunding Bonds, Reassessment District 98-216SJ-24P,
                                                    5.25% due 9/02/2015 (a)                                                9,675
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        7,250     San Jose, California, Redevelopment Agency, Tax Allocation
                                                    (Merged Area Redevelopment Project), 5% due 8/01/2026 (a)              7,196
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,000     San Jose-Santa Clara, California, Water Financing Authority,
                                                    Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)               5,180
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,000     Santa Ana, California, Financing Authority, Revenue Refunding
                                                    Bonds (South Harbor Boulevard), Series A, 5% due 9/01/2019 (g)         4,961
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        6,750     Santa Clara County, California, Financing Authority, Lease
                                                    Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)               6,703
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        9,000     Santa Fe Springs, California, Community Development, Community
                                                    Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                                    Project), Series A, 5% due 9/01/2022 (g)                               8,938
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa        5,000     Stockton, California, Revenue Refunding Bonds, COP (Wastewater
                                                    System Project), Series A, 5.20% due 9/01/2029 (g)                     5,101
                     -----------------------------------------------------------------------------------------------------------
                     AAA       Aaa       10,000     University of California, Revenue Refunding Bonds (Multiple
                                                    Purpose Projects), Series E, 5.125% due 9/01/2020 (g)                 10,052
=================================================================================================================================
Puerto Rico--1.1%    A         Baa1       2,500     Puerto Rico Commonwealth, Public Improvement, 5.375%
                                                    due 7/01/2025                                                          2,563
=================================================================================================================================
                     Total Investments (Cost--$239,219)--98.7%                                                           243,938

                     Other Assets Less Liabilities--1.3%                                                                   3,306
                                                                                                                        --------
                     Net Assets--100.0%                                                                                 $247,244
                                                                                                                        ========
=================================================================================================================================

(a) AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
(c) FGIC Insured.
(d) FHA Insured.
(e) FNMA/GNMA Collateralized.
(f) FSA Insured.
(g) MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

    See Notes to Financial Statements.


                                      6 & 7

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of December 31, 1998
=================================================================================================================================
Assets:        Investments, at value (identified cost -- $239,218,947) (Note 1a) .................                   $243,937,649
               Cash ..............................................................................                         27,467
               Interest receivable ...............................................................                      3,975,968
               Deferred organization expenses (Note 1e) ..........................................                         15,147
               Prepaid expenses and other assets .................................................                          3,726
                                                                                                                    -------------
               Total assets ......................................................................                    247,959,957
                                                                                                                    -------------
=================================================================================================================================
Liabilities:   Payables:
                 Dividends and distributions to shareholders (Note 1f) ...........................  $    396,979
                 Investment adviser (Note 2) .....................................................       117,204
                 Distributor (Note 2) ............................................................        65,500          579,683
                                                                                                    ------------
               Accrued expenses and other liabilities ............................................                        135,980
                                                                                                                    -------------
               Total liabilities .................................................................                        715,663
                                                                                                                    -------------
=================================================================================================================================
Net Assets:    Net assets ........................................................................                  $ 247,244,294
                                                                                                                    =============
=================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.10 per share (3,840 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) .............                  $  96,000,000
                 Common Stock, par value $.10 per share (9,806,948 shares issued and outstanding)   $    980,695
               Paid-in capital in excess of par ..................................................   144,963,982
               Undistributed investment income -- net ............................................       815,466
               Accumulated realized capital losses on investments -- net (Note 5) ................      (234,551)
               Unrealized appreciation on investments -- net .....................................     4,718,702
                                                                                                    ------------
               Total -- Equivalent to $15.42 net asset value per share of Common Stock
                 (market price--$15.3125) ........................................................                    151,244,294
                                                                                                                    -------------
               Total capital .....................................................................                  $247,244,294
                                                                                                                    ============
=================================================================================================================================

* Auction Market Preferred Stock.

  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended December 31, 1998
=================================================================================================================================
Investment               Interest and amortization of premium and discount earned ................                   $  6,514,477
Income (Note 1d):
=================================================================================================================================
Expenses:                Investment advisory fees (Note 2) .......................................    $  694,979
                         Commission fees (Note 4) ................................................       116,012
                         Professional fees .......................................................        32,715
                         Accounting services (Note 2) ............................................        28,866
                         Transfer agent fees .....................................................        21,157
                         Printing and shareholder reports ........................................        12,314
                         Custodian fees ..........................................................        11,315
                         Directors' fees and expenses ............................................         9,923
                         Listing fees ............................................................         6,788
                         Pricing fees ............................................................         4,979
                         Amortization of organization expenses (Note 1e) .........................         1,638
                         Other ...................................................................         7,469
                                                                                                      ----------
                         Total expenses before reimbursement .....................................       948,155
                         Reimbursement of expenses (Note 2) ......................................      (152,848)
                                                                                                      ----------
                         Total expenses ..........................................................                        795,307
                                                                                                                     ------------
                         Investment income--net ..................................................                      5,719,170
                                                                                                                     ------------
=================================================================================================================================
Realized &               Realized gain on investments ............................................                      1,271,567
Unrealized Gain on       Change in unrealized appreciation on investments--net ...................                      3,484,988
Investments -- Net                                                                                                   ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations ....................                   $ 10,475,725
                                                                                                                     ============
=================================================================================================================================

See Notes to Financial Statements.


                                     8 & 9

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the     For the Period
                                                                                                       Six Months       Feb. 27,
                                                                                                          Ended         1998+ to
                   Increase (Decrease) in Net Assets:                                                 Dec. 31, 1998  June 30, 1998
==================================================================================================================================
Operations:        Investment income--net ...........................................................   $ 5,719,170    $ 3,709,606
                   Realized gain (loss) on investments--net .........................................     1,271,567     (1,110,322)
                   Change in unrealized appreciation on investments--net ............................     3,484,988      1,233,714
                                                                                                        -----------    -----------
                   Net increase in net assets resulting from operations .............................    10,475,725      3,832,998
                                                                                                        -----------    -----------
==================================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock ...................................................................    (4,012,738)    (2,063,732)
Shareholders         Preferred Stock ................................................................    (1,539,497)      (997,343)
(Note 1f):         Realized gain on investments--net:
                     Common Stock ...................................................................      (276,968)            --
                     Preferred Stock ................................................................      (118,829)            --
                                                                                                        -----------    -----------
                   Net decrease in net assets resulting from dividends and distributions
                     to shareholders ................................................................    (5,948,032)    (3,061,075)
                                                                                                        -----------    -----------
==================================================================================================================================
Capital Stock      Proceeds from issuance of Preferred Stock ........................................            --     96,000,000
Transactions       Net proceeds from issuance of Common Stock .......................................            --    146,750,010
(Notes 1e & 4):    Offering and underwriting costs resulting from the issuance of Preferred Stock ...            --       (882,865)
                   Offering costs resulting from the issuance of Common Stock .......................            --       (275,830)
                   Value of shares issued to Common Stock shareholders in reinvestment of dividends .            --        253,358
                                                                                                        -----------    -----------
                   Net increase in net assets derived from capital stock transactions ...............            --    241,844,673
                                                                                                        -----------    -----------
==================================================================================================================================
Net Assets:        Total increase in net assets .....................................................     4,527,693    242,616,596
                   Beginning of period ..............................................................   242,716,601        100,005
                                                                                                        -----------    -----------
                   End of period* ...................................................................  $247,244,294   $242,716,601
                                                                                                        ===========    ===========
==================================================================================================================================
                 * Undistributed investment income--net .............................................    $  815,466     $  648,531
                                                                                                        ===========    ===========
==================================================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived                          For the    For the Period
                      from information provided in the financial statements.                           Six Months      Feb. 27,
                                                                                                         Ended         1998+ to
                      Increase (Decrease) in Net Asset Value:                                        Dec. 31, 1998  June 30, 1998
=================================================================================================================================
Per Share             Net asset value, beginning of period ..........................................     $  14.96       $  15.00
Operating                                                                                                 --------       --------
Performance:          Investment income--net ........................................................          .58            .38
                      Realized and unrealized gain on investments--net ..............................          .49            .01
                                                                                                          --------       --------
                      Total from investment operations ..............................................         1.07            .39
                                                                                                          --------       --------
                      Less dividends and distributions to Common Stock shareholders:
                        Investment income--net ......................................................         (.41)          (.21)
                        Realized gain on investments--net ...........................................         (.03)            --
                                                                                                          --------       --------
                      Total dividends and distributions to Common Stock Shareholders ................         (.44)          (.21)
                                                                                                          --------       --------
                      Capital charge resulting from issuance of Common Stock ........................           --           (.03)
                                                                                                          --------       --------
                      Effect of Preferred Stock activity:+++
                        Dividends and distributions to Preferred Stock shareholders:
                          Investment income--net ....................................................         (.16)          (.10)
                          Realized gain on investments--net .........................................         (.01)            --
                        Capital charge resulting from issuance of Preferred Stock ...................           --           (.09)
                                                                                                          --------       --------
                      Total effect of Preferred Stock activity ......................................         (.17)          (.19)
                                                                                                          --------       --------
                      Net asset value, end of period ................................................     $  15.42       $  14.96
                                                                                                          ========       ========
                      Market price per share, end of period .........................................     $15.3125       $  15.00
                                                                                                          ========       ========
=================================================================================================================================
Total Investment      Based on market price per share ...............................................         5.04%++        1.42%++
Return:**                                                                                                 ========       ========
                      Based on net asset value per share ............................................         6.06%++        1.15%++
                                                                                                          ========       ========
=================================================================================================================================
Ratios to Average     Expenses, net of reimbursement ................................................          .63%*          .24%*
Net Assets:***                                                                                            ========       ========
                      Expenses ......................................................................          .75%*          .75%*
                                                                                                          ========       ========
                      Investment income--net ........................................................         4.53%*         5.05%*
                                                                                                          ========       ========
=================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period (in thousands) ..............     $151,244       $146,717
                                                                                                          ========       ========
                      Preferred Stock outstanding, end of period (in thousands) .....................     $ 96,000       $ 96,000
                                                                                                          ========       ========
                      Portfolio turnover ............................................................        41.55%         64.17%
                                                                                                          ========       ========
=================================================================================================================================
Leverage:             Asset coverage per $1,000 .....................................................     $  2,575       $  2,528
                                                                                                          ========       ========
=================================================================================================================================
Dividends Per         Series A--Investment income--net ..............................................     $    408       $    262
Share on Preferred                                                                                        ========       ========
Stock Outstanding:    Series B--Investment income--net ..............................................     $    394       $    257
                                                                                                          ========       ========
=================================================================================================================================

*   Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
+   Commencement of operations.
++  The Fund's Preferred Stock was issued on March 19, 1998.
+++ Aggregate total investment return.

    See Notes to Financial Statements.


                                    10 & 11

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 1998, FAM earned fees of $694,979, of which $152,848 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $118,935,260 and $100,240,221, respectively.

Net realized gains (losses) for the six months ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments .................          $ 1,287,967         $ 4,718,702
Financial futures contracts ...........              (16,400)                 --
                                                 -----------         -----------
Total .................................          $ 1,271,567         $ 4,718,702
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,718,702, of which $4,858,550 related to appreciated securities and $139,848 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $239,218,947.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 1998 remained constant and during the period February 27, 1998 to June 30, 1998, increased by 16,947 as a result of dividend reinvestment and by 9,783,334 as a result of initial offering.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect


                                    12 & 13

                MuniHoldings California Insured Fund II, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

effect at December 31, 1998 were: Series A, 4.24% and Series B, 4.25%.

Shares issued and outstanding during the six months ended December 31, 1998 remained constant and during the period February 27, 1998 to June 30, 1998 increased by 3,840 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended December 31, 1998, MLPF&S earned $62,132 as commissions.

5. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $1,173,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 7, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069961 per share, payable on January 28, 1999 to shareholders of record as of January 22, 1999.

QUALITY PROFILE

The quality ratings of securities in the Fund as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------

AAA/Aaa ................................................                  96.5%
A/A ....................................................                   2.1
Other+ .................................................                   0.1
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Hebert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MUC


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                     #HOLDCA II--12/98

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